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                                                                       Exhibit A


                             Joint Filing Agreement


         The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock, $0.01 par value of THQ Inc., dated as of February 13, 2003, is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Date: February 13, 2003


                                   MAVERICK CAPITAL, LTD.

                                   By: Maverick Capital Management, LLC
                                       Its General Partner

                                       By: Lee S. Ainslie III, Manager



                                           By:   /s/ John T. McCafferty
                                              ----------------------------------
                                              John T. McCafferty
                                              Under Power of Attorney dated
                                              February 13, 2003


                                   MAVERICK CAPITAL MANAGEMENT, LLC

                                   By: Lee S. Ainslie III, Manager



                                       By: /s/ John T. McCafferty
                                          --------------------------------------
                                          John T. McCafferty
                                          Under Power of Attorney dated
                                          February 13, 2003


                                   LEE S. AINSLIE III



                                   By: /s/ John T. McCafferty
                                      ------------------------------------------
                                      John T. McCafferty
                                      Under Power of Attorney dated February 13,
                                      2003